UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2023

Commission File Number: 0-24260

Amedisys, Inc.

(Exact name of registrant as specified in its charter)

Delaware	11-3131700
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3854 American Way, Suite A, Baton Rouge, LA 70816

(Address and zip code of principal executive offices)

(225) 292-2031 or (800) 467-2662

(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock. $0.001 par value per share	AMED	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 3, 2023, Amedisys, Inc., a Delaware corporation ("Amedisys"), Option Care Health, Inc., a Delaware corporation ("OPCH") and Uintah Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of OPCH ("Merger Sub") entered into an Agreement and Plan of Merger (the "Merger Agreement"). The Merger Agreement provides for, among other things and subject to the satisfaction or waiver of specified conditions set forth therein, the merger of Merger Sub with and into Amedisys (the "Merger"), with Amedisys surviving the Merger as a wholly-owned subsidiary of OPCH.

The board of directors of each of OPCH and Amedisys has approved the Merger Agreement and the transactions contemplated thereby.

Merger Consideration

Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the "Effective Time"), each share of Amedisys common stock issued and outstanding (excluding shares held by Amedisys as treasury stock or owned by OPCH or Merger Sub or any of their respective subsidiaries, in each case, immediately prior to the Effective Time) will be converted into the right to receive 3.0213 (the "Exchange Ratio") fully paid and nonassessable shares of OPCH common stock (and, if applicable, cash in lieu of fractional shares) (the "Merger Consideration"), less any applicable withholding taxes.

Pursuant to the terms of the Merger Agreement, as of the Effective Time, each outstanding time-based vesting Amedisys restricted stock unit award (each, an "Amedisys RSU"), and Amedisys option to purchase shares of Amedisys common stock (each, an "Amedisys Option") will be converted into an equivalent restricted stock unit award or option, as applicable, of OPCH relating to the number of shares of OPCH common stock (each, a "Converted RSU" or a "Converted Option", as applicable) equal to (1) the number of shares of Amedisys common stock subject to such Amedisys RSU or Amedisys Option immediately prior to the Effective Time, multiplied by (2) the Exchange Ratio, rounded to the nearest whole number of shares of OPCH common stock. A Converted Option will have an exercise price per share equal to (1) the exercise price per share of the equivalent Amedisys Option immediately prior to the Effective Time divided by (2) the Exchange Ratio, rounded to the nearest whole cent. In addition, each Amedisys performance-based vesting restricted stock unit award (each, an "Amedisys PSU") will be converted into an equivalent restricted stock unit award of OPCH relating to the number of shares of OPCH common stock (each, a "Converted PSU") equal to (1) the number of shares of Amedisys common stock subject to such Amedisys PSU immediately prior to the Effective Time, multiplied by (2) the Exchange Ratio, assuming achievement at target performance with respect to any Amedisys PSU for which the level of performance-vesting has not yet been determined, rounded to the nearest whole number of shares of OPCH common stock. Each Converted RSU Award, Converted Option and Converted PSU Award shall have the same terms and conditions (including any double-trigger protections but excluding any performance-based vesting conditions) that applied to the corresponding Amedisys RSU, Amedisys Option or Amedisys PSU immediately prior to the Effective Time (other than any other terms rendered inoperative by reason of the transactions contemplated by the Merger Agreement or other immaterial or administrative or ministerial changes).

OPCH Common Stock Increase

The Merger Agreement provides that, on the closing date and immediately prior to the Effective Time, OPCH will amend its charter (the "Charter Amendment") to increase the number of authorized shares of OPCH's common stock from 250,000,000 to 500,000,000 shares.

Governance

The Merger Agreement further provides that, effective as of immediately after the Effective Time, OPCH's board of directors (the "Board") will consist of a total of 10 directors, and three individuals serving on Amedisys's board of directors as of the date of the Merger Agreement will be appointed to the Board (two of whom will be independent directors).

Conditions to the Merger

The completion of the Merger is subject to certain conditions, including: (1) the adoption of the Merger Agreement by Amedisys stockholders, (2) the adoption of the Charter Amendment and the approval of the issuance of shares of OPCH common stock in the Merger (the "Share Issuance") by OPCH stockholders, (3) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (4) the receipt of other required regulatory approvals, (5) the absence of any order or law that has the effect of enjoining or otherwise prohibiting the completion of the Merger, (6) the approval for listing of the shares of OPCH common stock to be issued in connection with the Merger on the Nasdaq Global Select Market and the effectiveness of a registration statement with respect to such common stock, (7) subject to certain exceptions, the accuracy of the representations and warranties of the other party and (8) performance by each party of its respective obligations under the Merger Agreement.

Certain Other Terms of the Merger Agreement

The Merger Agreement includes customary representations, warranties and covenants of Amedisys and OPCH. Between the date of execution of the Merger Agreement and the Effective Time, each of Amedisys and OPCH has agreed to use its reasonable best efforts to carry on its respective businesses in all material respects in the ordinary course, consistent with past practice, and to preserve its business organization and relationships with customers, suppliers, licensors, licensees and other third parties, and to comply with certain operating covenants.

In addition, each of Amedisys and OPCH has agreed not to, and to cause its affiliates and its and their representatives not to, solicit, initiate or knowingly encourage or take any other action to knowingly facilitate any third-party acquisition proposals, and has agreed to certain restrictions on its and its affiliates' and its and their representatives' ability to respond to any such proposals. Subject to certain exceptions, each of Amedisys and OPCH has agreed to use reasonable best efforts to cause the Merger to be completed.

The Merger Agreement also contains certain customary termination rights, whereby the parties may terminate the Merger Agreement (i) by mutual written consent, (ii) if a governmental authority of competent jurisdiction issues a final, non-appealable order prohibiting the consummation of the Merger, (iii) if the Merger has not been successfully completed by February 5, 2024 (the "Outside Date") (or, if the Outside Date is extended pursuant to the terms of the Merger Agreement, May 3, 2024), and (iv) following a breach by the other party of its representations or warranties or covenants contained in the Merger Agreement that would result in a failure of a condition to the closing of the Merger, subject to cure rights. In addition, (A) Amedisys may terminate the Merger Agreement if the board of directors of OPCH makes an OPCH Recommendation Change (as defined in the Merger Agreement), (B) OPCH may terminate the Merger Agreement if the board of directors of Amedisys makes an Amedisys Recommendation Change (as defined in the Merger Agreement) and (C) either party may terminate the Merger Agreement in the event that the other party fails to obtain the required vote from its stockholders. If the Merger Agreement is terminated due to a party's recommendation change or under certain circumstances where a proposal for an alternative transaction has been made to a party and, within 12 months following termination, such party enters into a definitive agreement providing for an alternative transaction or consummates an alternative transaction, such party will be required to pay to the other party a termination fee of $106,000,000.

A copy of the Merger Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement.

The representations, warranties and covenants set forth in the Merger Agreement have been made only for the purposes of that agreement and solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, as well as by information contained in each party's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. In addition, such representations and warranties (1) will not survive completion of the Merger and cannot be the basis for any claims under the Merger Agreement by the other party after termination of the Merger Agreement, except as a result of a willful breach, and (2) were made only as of the dates specified in the Merger Agreement. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement and not to provide investors with any other factual information regarding the parties or their respective businesses.

Item 7.01.	Regulation FD Disclosure

On May 3, 2023, Amedisys and OPCH issued a joint press release announcing the entry into the Merger Agreement, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K. The press release also announced that Amedisys and OPCH will be hosting a joint conference call and webcast at 5:30 p.m., Eastern Time, on May 3, 2023, to discuss the transactions contemplated by the Merger Agreement. The presentation materials for the conference call and webcast are attached hereto as Exhibit 99.2.

The information contained under this Item 7.01 of this Current Report on Form 8-K (including Exhibits 99.1 and 99.2 hereto) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act except as may be expressly set forth by specific reference in such filing.

No Offer or Solicitation

This communication relates to the proposed Merger (the "proposed transaction") between OPCH and Amedisys. This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

Additional Information and Where to Find It

In connection with the proposed transaction, OPCH and Amedisys will file relevant materials with the United States Securities and Exchange Commission (the "SEC"), including an OPCH registration statement on Form S-4 that will include a joint proxy statement of OPCH and Amedisys that also constitutes a prospectus of OPCH, and a definitive joint proxy statement/prospectus will be mailed to stockholders of OPCH and Amedisys. INVESTORS AND SECURITY HOLDERS OF OPCH AND AMEDISYS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by OPCH or Amedisys through the website maintained by the SEC at http://www.sec.gov.  Copies of the documents filed with the SEC by OPCH will be available free of charge on OPCH's internet website at https://investors.optioncarehealth.com or by contacting OPCH's investor relations department at investor.relations@optioncare.com.  Copies of the documents filed with the SEC by Amedisys will be available free of charge on Amedisys's internet website at https://investors.amedisys.com or by contacting Amedisys's investor relations department at IR@amedisys.com.

Certain Information Regarding Participants

OPCH, Amedisys and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction.  Information about the directors and executive officers of OPCH is set forth in its proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on April 7, 2023. Information about the directors and executive officers of Amedisys is set forth in its proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on April 27, 2023. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at http://www.sec.gov and from the investor relations departments at OPCH or Amedisys as described above.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "believe," "project," "estimate," "expect," "may," "should," "will" and similar references to future periods. Examples of forward-looking statements include the closing date for the proposed transaction.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management's current beliefs, expectations and assumptions regarding the future of OPCH's and Amedisys's business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of OPCH's and Amedisys's control. OPCH's, Amedisys's and the combined company's actual results and financial condition may differ materially from those indicated in the forward-looking statements as a result of various factors. These factors include, among other things, (1) the termination of or occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement or the inability to complete the proposed transaction on the anticipated terms and timetable, (2) the inability to complete the proposed transaction due to the failure to obtain approval of the stockholders of OPCH or Amedisys or to satisfy any other condition to closing in a timely manner or at all, or the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated, (3) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, the ability of the combined company to maintain relationships with its patients, payers and providers and retain its management and key employees, (4) the ability of the combined company to achieve the synergies contemplated by the proposed transaction or such synergies taking longer to realize than expected, (5) costs related to the proposed transaction, (6) the ability of the combined company to execute successfully its strategic plans, (7) the ability of the combined company to promptly and effectively integrate the OPCH and Amedisys businesses and (8) the diversion of management's time and attention from ordinary course business operations to completion of the proposed transaction and integration matters. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included elsewhere. Additional information concerning risks, uncertainties and assumptions can be found in OPCH's and Amedisys's respective filings with the SEC, including the risk factors discussed in OPCH's and Amedisys's most recent Annual Reports on Form 10-K, as updated by their Quarterly Reports on Form 10-Q and future filings with the SEC.

Any forward-looking statement made in this communication is based only on information currently available to OPCH and Amedisys and speaks only as of the date on which it is made. OPCH and Amedisys undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. You are cautioned not to rely on OPCH's and Amedisys's forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of May 3, 2023, by and among Option Care Health, Inc., Uintah Merger Sub, Inc., and Amedisys, Inc.
99.1	Joint Press Release, dated as of May 3, 2023, issued by Option Care Health, Inc. and Amedisys, Inc.
99.2	Investor Presentation, dated May 3, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

Dated: May 3, 2023	By:	/s/ Richard Ashworth
Name: Richard Ashworth
Title: President and Chief Executive Officer